UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2019

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Equity and Incentive Compensation Plan and 2019 Employee Stock Purchase Plan

(e) As described in Item 5.07 below, Synaptics Incorporated (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on October 29, 2019. At the Annual Meeting, the Company’s stockholders approved: (i) the 2019 Equity and Incentive Compensation Plan (as amended, the “2019 Plan”); and (ii) the 2019 Employee Stock Purchase Plan (the “2019 ESPP”). The Company’s executive officers are eligible to participate in the 2019 Plan and the 2019 ESPP.

A summary of the material terms of the 2019 Plan is set forth under the caption “Proposal Four: Approval of the 2019 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 10, 2019, and in the Company’s Supplement No. 1 to The Proxy Statement filed with the Commission on October 15, 2019. A summary of the material terms of the 2019 ESPP is set forth under the caption “Proposal Five: Approval of the 2019 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on September 10, 2019. Those summaries do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan and the 2019 ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 29, 2019, we held our Annual Meeting of Stockholders. On the record date of September 3, 2019, there were 32,917,638 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the meeting, in person or by proxy, was 30,185,089 or approximately 91.69% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 2 directors, each to serve until our Annual Meeting of Stockholders in 2022 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Kiva Allgood	24,400,541	432,464	60,778	5,291,306
Michael Hurlston	24,348,567	485,634	59,582	5,291,306

Proposal Two: Say-on-Pay. Our stockholders voted to approve the compensation of our named executive officers for fiscal year 2019.

For	Against	Abstain	Broker Non-Votes
18,953,482	5,873,988	66,313	5,291,306

Proposal Three: Ratification of the Appointment of KPMG LLP. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 27, 2020.

For	Against	Abstain	Broker Non-Votes
29,816,566	281,536	86,987	—

Proposal Four: Approval of the 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the 2019 Equity and Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
22,677,859	2,172,958	42,966	5,291,306

Proposal Five: Approval of the 2019 Employee Stock Purchase Plan. Our stockholders voted to approve the 2019 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
24,709,947	146,398	37,438	5,291,306

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated 2019 Equity and Incentive Compensation Plan

10.2	Synaptics Incorporated 2019 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 31, 2019	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary